THIRD AMENDMENT TO AMENDED AND
                         ------------------------------
                        RESTATED REVOLVING LOAN AGREEMENT
                        ---------------------------------


                  This Third Amendment to Amended and Restated Revolving Loan Agreement ("Third Amendment") is entered into as of March 31, 1997 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Third Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Third Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Third Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS
                                    --------

                  A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, and that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the original aggregate principal amount of up to $350,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

                  B. Borrower has requested that certain modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such modifications and amendments, as more fully set forth below.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

         1. Amendment to Loan Agreement. Section 6.11 of the Loan Agreement is hereby amended such that the reference to "$200,000,000" therein shall instead read "$185,000,000."

         2. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Third Amendment as though made on that date and after giving effect to this Third Amendment no Event of Default shall be continuing.

         3. Effective Date. This Third Amendment shall become effective upon its due execution, on or before May 15, 1997, by (a) Borrower, (b) the Agent, (c) Banks constituting the Majority Banks and (d) all indicated signatories to the Guarantors' Consent appended hereto. If this Third Amendment is not so duly executed by all such signatories on or before May 15, 1997, then any signatories hereon on such date shall be of no further force or effect. If so duly and timely executed, this Third Amendment shall thereupon be effective as of March 31, 1997.

         4. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Third Amendment.

         5. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

         6. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

         7. Severability. If any provision of this Third Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         8. Counterparts. This Third Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

         9. Prior Agreements. This Third Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Third Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

"Borrower"                                BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION,
DEL WEBB CORPORATION                      as a Bank


By:   ________________________________    By:   ________________________________
      John A. Spencer                                Carol E. Settles
      Senior Vice President                          Vice President


"Agent"                                   BANKBOSTON, N.A. (formerly known as
                                          The First National Bank of Boston)
BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Agent                                  By:   ________________________________
                                                     Nicholas Whiting
                                                     Vice President
By:   ________________________________
      Derik J. Hart
      Vice President                      GUARANTY FEDERAL BANK, F.S.B.


"Co-Agent"                                By:   ________________________________
                                                     Richard V. Thompson
BANK ONE, ARIZONA, NA, as Co-Agent                   Vice President


By:   ________________________________
      Jennifer Pescatore
      Assistant Vice President


"Banks"

BANK ONE, ARIZONA, NA, as a Bank


By:   ________________________________
      Jennifer Pescatore
      Assistant Vice President

CREDIT LYONNAIS LOS ANGELES               FIRST UNION NATIONAL BANK OF
BRANCH                                    NORTH CAROLINA


By:   ________________________________    By:   ________________________________
      Dianne M. Scott                           R. Steven Hall
      Vice President and Manager                Vice President


NATIONSBANK, N.A., formerly known as      FLEET NATIONAL BANK
NationsBank, N.A. (Carolinas)

                                          By:   ________________________________
By:   ________________________________          Michael A. Cope
      Robert L. Whittemore                      Vice President
      Senior Vice President


BANK OF HAWAII


By:   ________________________________
      Joseph T. Donalson
      Vice President

                               GUARANTORS' CONSENT
                               -------------------


                  The undersigned do each hereby (a) consent to that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect.

Dated:  March 31, 1997

Asset One Corp., an Arizona corporation  Del Webb Commercial Properties
                                         Corporation, an Arizona corporation

By:   _______________________________
      Donald V. Mickus                   By:   _______________________________
      Treasurer                                Donald V. Mickus
                                               Treasurer

Coventry of California, Inc.,
an Arizona corporation                   Del Webb Communities, Inc.,
                                         an Arizona corporation

By:   _______________________________
      Donald V. Mickus                   By:   _______________________________
      Treasurer                                Donald V. Mickus
                                               Treasurer

Del Webb California Corp.,
an Arizona corporation                   Del Webb Conservation Holding Corp., an
                                         Arizona corporation

By:   _______________________________
      Donald V. Mickus                   By:   _______________________________
      Treasurer                                Donald V. Mickus
                                               Treasurer

                               Guarantors' Consent

Del Webb Home Construction, Inc.,         Del Webb's Coventry Homes
an Arizona corporation                    Construction Co., an Arizona
                                          corporation

By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del Webb Homes, Inc., an Arizona          Del Webb's Coventry Homes, Inc.,
corporation                               an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del Webb Communities of Nevada, Inc.      Del Webb's Coventry Homes of Nevada,
(formerly known as Del Webb Kingswood     Inc., an Arizona corporation (formerly
Parke, Inc.), an Arizona corporation      known as Del Webb of Nevada, Inc.)


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


The Villages at Desert Hills, Inc.        Del Webb's Coventry Homes Construction
(formerly known as Del Webb Lakeview      of Tucson Co., an Arizona corporation
Corporation), an Arizona corporation

                                          By:   _______________________________
By:   _______________________________           Donald V. Mickus
      Donald V. Mickus                          Treasurer
      Treasurer

                               Guarantors' Consent

Del Webb's Coventry Homes of Tucson,      Del E. Webb Glen Harbor Development
Inc., an Arizona corporation              Corporation, an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del E. Webb Cactus Development Corp.,     DW Aviation Co., an Arizona
an Arizona corporation                    corporation

                                          By:   _______________________________
By:   _______________________________           Donald V. Mickus
      Donald V. Mickus                          Treasurer
      Treasurer

                                          Fairmount Mortgage, Inc., an Arizona
Del E. Webb Development Co., L.P.,        corporation
a Delaware limited partnership

   By:     Del Webb Communities, Inc.,    By:   _______________________________
           general partner                      Richard W. Day
                                                Treasurer

           By:________________________
                 Donald V. Mickus         Glen Harbor Joint Venture, an Arizona
                 Treasurer                general partnership

                                             By:     Del E. Webb Glen Harbor
Del E. Webb Foothills Corporation,                   Development Corporation,
an Arizona corporation                               general partner


By:   _______________________________                By:  ______________________
      Donald V. Mickus                                    Donald V. Mickus
      Treasurer                                           Treasurer

                               Guarantors' Consent

Terravita Commercial Corp., an Arizona    Del Webb Limited Holding Co.,
corporation                               an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Terravita Corp., an Arizona corporation   Del Webb Southwest Co., an Arizona
                                          corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Terravita Home Construction Co.,
an Arizona corporation                    New Mexico Asset Corporation,
                                          an Arizona corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Trovas Company, an Arizona corporation
                                          Del Webb Texas Limited Partnership,
                                          an Arizona limited partnership
By:   _______________________________
      Donald V. Mickus                       By:     Del Webb Southwest Co.,
      Treasurer                                      an Arizona corporation


Trovas Construction Co., an Arizona                  By:  ______________________
corporation                                               Donald V. Mickus
                                                          Treasurer

By:   _______________________________
      Donald V. Mickus
      Treasurer

                               Guarantors' Consent

New Mexico Asset Limited Partnership
(formerly known as New Mexico
Investment Co. Limited Partnership), an
Arizona limited partnership

   By:     Del Webb Corporation, a
           Delaware corporation


           By:  ________________________
                Donald V. Mickus
                Treasurer
                               Guarantors' Consent

                         FOURTH AMENDMENT TO AMENDED AND
                         -------------------------------
                        RESTATED REVOLVING LOAN AGREEMENT
                        ---------------------------------


                  This Fourth Amendment to Amended and Restated Revolving Loan Agreement ("Fourth Amendment") is entered into as of April 29, 1997 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Third Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Fourth Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Fourth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS
                                    --------

                  A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, and that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the original aggregate principal amount of up to $350,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

                  B. Borrower has requested that certain modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such modifications and amendments, as more fully set forth below.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

         1. Amendment to Loan Agreement. Section 3.1(c) of the Loan Agreement is hereby amended such that the reference to "1.95%" therein shall instead read "1.70%."

         2. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Fourth Amendment as though made on that date and after giving effect to this Fourth Amendment no Event of Default shall be continuing.

         3. Effective Date. This Fourth Amendment shall become effective upon its due execution, on or before May 15, 1997, by (a) Borrower, (b) the Agent,
(c) all of the Banks and (d) all indicated signatories to the Guarantors' Consent appended hereto. If this Fourth Amendment is not so duly executed by all such signatories on or before May 15, 1997, then any signatories hereon on such date shall be of no further force or effect. If so duly and timely executed, this Fourth Amendment shall thereupon be effective as of May 1, 1997.

         4. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Fourth Amendment.

         5. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

         6. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

         7. Severability. If any provision of this Fourth Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         8. Counterparts. This Fourth Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

         9. Prior Agreements. This Fourth Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Fourth Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

"Borrower"                                BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION,
DEL WEBB CORPORATION                      as a Bank


By:   ________________________________    By:   ________________________________
      John A. Spencer                                Carol E. Settles
      Senior Vice President                          Vice President


"Agent"                                   BANKBOSTON, N.A. (formerly known as
                                          The First National Bank of Boston)
BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Agent                                  By:   ________________________________
                                                     Nicholas Whiting
                                                     Vice President
By:   ________________________________
      Derik J. Hart
      Vice President                      GUARANTY FEDERAL BANK, F.S.B.


"Co-Agent"                                By:   ________________________________
                                                     Richard V. Thompson
BANK ONE, ARIZONA, NA, as Co-Agent                   Vice President


By:   ________________________________
      Jennifer Pescatore
      Assistant Vice President


"Banks"

BANK ONE, ARIZONA, NA, as a Bank


By:   ________________________________
      Jennifer Pescatore
      Assistant Vice President

CREDIT LYONNAIS LOS ANGELES               FIRST UNION NATIONAL BANK OF
BRANCH                                    NORTH CAROLINA


By:   ________________________________    By:   ________________________________
      Dianne M. Scott                           R. Steven Hall
      Vice President and Manager                Vice President


NATIONSBANK, N.A., formerly known as      FLEET NATIONAL BANK
NationsBank, N.A. (Carolinas)

                                          By:   ________________________________
By:   ________________________________          Michael A. Cope
      Robert L. Whittemore                      Vice President
      Senior Vice President


BANK OF HAWAII


By:   ________________________________
      Joseph T. Donalson
      Vice President

                               GUARANTORS' CONSENT
                               -------------------


                  The undersigned do each hereby (a) consent to that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated as of April 29, 1997, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect.

Dated:  April 29, 1997

Asset One Corp., an Arizona corporation   Del Webb Commercial Properties
                                          Corporation, an Arizona corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Coventry of California, Inc.,
an Arizona corporation                    Del Webb Communities, Inc.,
                                          an Arizona corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Del Webb California Corp.,
an Arizona corporation                    Del Webb Conservation Holding Corp.,
                                          an Arizona corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

                               Guarantors' Consent

Del Webb Home Construction, Inc.,         Del Webb's Coventry Homes
an Arizona corporation                    Construction Co., an Arizona
                                          corporation

By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del Webb Homes, Inc., an Arizona          Del Webb's Coventry Homes, Inc.,
corporation                               an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del Webb Communities of Nevada, Inc.      Del Webb's Coventry Homes of Nevada,
(formerly known as Del Webb Kingswood     Inc., an Arizona corporation (formerly
Parke, Inc.), an Arizona corporation      known as Del Webb of Nevada, Inc.)


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


The Villages at Desert Hills, Inc.        Del Webb's Coventry Homes Construction
(formerly known as Del Webb Lakeview      of Tucson Co., an Arizona corporation
Corporation), an Arizona corporation

                                          By:   _______________________________
By:   _______________________________           Donald V. Mickus
      Donald V. Mickus                          Treasurer
      Treasurer

                               Guarantors' Consent

Del Webb's Coventry Homes of Tucson,      Del E. Webb Glen Harbor Development
Inc., an Arizona corporation              Corporation, an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Del E. Webb Cactus Development Corp.,     DW Aviation Co., an Arizona
an Arizona corporation                    corporation

                                          By:   _______________________________
By:   _______________________________           Donald V. Mickus
      Donald V. Mickus                          Treasurer
      Treasurer

                                          Fairmount Mortgage, Inc., an Arizona
Del E. Webb Development Co., L.P.,        corporation
a Delaware limited partnership

   By:     Del Webb Communities, Inc.,    By:   _______________________________
           general partner                      Richard W. Day
                                                Treasurer

           By:________________________
                 Donald V. Mickus         Glen Harbor Joint Venture, an Arizona
                 Treasurer                general partnership

                                             By:     Del E. Webb Glen Harbor
Del E. Webb Foothills Corporation,                   Development Corporation,
an Arizona corporation                               general partner


By:   _______________________________                By:  ______________________
      Donald V. Mickus                                    Donald V. Mickus
      Treasurer                                           Treasurer

                               Guarantors' Consent

Terravita Commercial Corp., an Arizona    Del Webb Limited Holding Co.,
corporation                               an Arizona corporation


By:   _______________________________     By:   _______________________________
      Donald V. Mickus                          Donald V. Mickus
      Treasurer                                 Treasurer


Terravita Corp., an Arizona corporation   Del Webb Southwest Co., an Arizona
                                          corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Terravita Home Construction Co.,
an Arizona corporation                    New Mexico Asset Corporation,
                                          an Arizona corporation

By:   _______________________________
      Donald V. Mickus                    By:   _______________________________
      Treasurer                                 Donald V. Mickus
                                                Treasurer

Trovas Company, an Arizona corporation
                                          Del Webb Texas Limited Partnership,
                                          an Arizona limited partnership
By:   _______________________________
      Donald V. Mickus                       By:     Del Webb Southwest Co.,
      Treasurer                                      an Arizona corporation


Trovas Construction Co., an Arizona                  By:  ______________________
corporation                                               Donald V. Mickus
                                                          Treasurer

By:   _______________________________
      Donald V. Mickus
      Treasurer

                               Guarantors' Consent

New Mexico Asset Limited Partnership
(formerly known as New Mexico
Investment Co. Limited Partnership), an
Arizona limited partnership

   By:     Del Webb Corporation, a
           Delaware corporation


           By:  ________________________
                Donald V. Mickus
                Treasurer

                               Guarantors' Consent
                                   Page 5 of 5